UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

Multimedia Games Holding Company, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

Filed by Multimedia Games Holding Company, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Multimedia Games Holding Company, Inc.

Commission File No.: 000-28318

IMPORTANT INFORMATION

The following is a copy of a presentation made by Global Cash Access Holdings, Inc. to the employees of Multimedia Games Holding Company, Inc. on September 9, 2014.

7250 S. Tenaya Way, Suite 100 Las Vegas, NV 89113 702.855.3000 1.800.833.7110 gcainc.com

Strategic Partners

Clients

How does GCA makes money?

GCA Core Services CASH ACCESS SERVICES: ATM cash dispensing transactions – appx 6M txns per month Credit & Debit Card cash advances – appx 700K txns per month INFORMATION & MARKETING SERVICES: Check Warranty Services Central Credit Services Casino Marketing Services Compliance Services EQUIPMENT: Integrate kiosk sales and service

How GCA makes money - Cash Advance Services Credit Card or Debit Card Transaction A customer will access cash from their credit card or bank account through a GCA sponsored ATM or 3-in-1 enabled device at a casino The gross fees charged to the customer are then allocated as follows: Patron’s credit card balance increased $525.32 Patron receives $500 GCA revenue $25.32 Commission to Casino Operator and COGS $18.22 GCA gross profit $7.10

How GCA makes money ATM and Check Services ATM cash withdrawal Check warranty A customer will access cash from their bank account through a GCA sponsored ATM or 3-in-1 enabled device or cash a check at a casino The fees that result from these transactions are as follows: Check draftee’s balance debited $275.00 Patron receives $275.00 Patron’s bank account debited $187.9 ATM revenue has 2 components: Surcharge-(Patron pays) and Reverse Interchange-(Issuing Bank pays) $4.27 Commission + Cogs $3.82 GCA Operating profit $.45 GCA – casino charged $5.96 Warranty losses and other cogs $2.69 GCA Credit operating profit $3.27

True Single Source Partner Call Center & Help Desk Relationship Management Kiosk Service & Support Cash Access Resolution Center Marketing Concierge Desk Provide timely and effective resolutions for your customers Analyze suspect transaction activity, out-of-balance reports Provide top notch customer service Convert declined transactions through call referrals 24/7 operation 20% average increase in approved transactions Dedicated, local GCA personnel for each of our casino partners Maintain regular service schedules and link between property and Sales Experienced technicians Fast and efficient resolution Technicians meet jurisdiction and licensing requirements ATM, CCCA, Debit & Patented 3-in-1 Rollover Check Warranty Central Credit NEWave Quik Marketing Casino Share Intelligence CSI Quik Reports Priority-level service for you and your guests One-call convenience Timely, relevant information and solutions for entire suite of products and services

Our Products

Patented 3-in-1 Rollover Convert unsuccessful ATM cash withdrawals to POS Debit or CCCA on the spot Patrons are automatically prompted to attempt a different transaction No need to re-swipe card or return to start screen Put more $$$ to your casino floor Innovative Casino Technology Solution: GCA's Patented 3-in-1 Rollover Technology maximizes your gaming patrons' casino cash access options.

Integrated QuikCash Station Verifone MX925 PED Large 7” WVGA color display Touch screen EMV Compliant VOIP Phone Eliminates dial-up (POTS) DCC Support Support for POS DCC Remote application and screen management Allows application and screen updates to be pushed from a central server Remote status monitoring Health of the device is monitored and reported Connectivity options Tethered (Ethernet) Cellular

Integrated Kiosk Solution CXC 4.0 CXC 2.0 Lite JXC

Integrated Kiosk Solutions Differentiate GCA Marketing New Technology Customization ATM-Credit/Debit 3-in-1 Rollover Check Cashing High Capacity

# CXC 4.0
## The Premier Integrated Solution

## CXC 4.0

**Features**
- 22" LED Touch Screen
- 22" Dynamic Marketing Screen
- Dual Bill Validators (your choice) – 5,000 Capacity
- High Capacity Dispenser (18,000 note capacity)
- Cassettes Built for Gaming
- Casino Logo
- Programmable LED Light Tracking
- ADA/PCI Compliant
- QuikTicket
- Completely Customizable
- Multi-Color Options
- ATM
- TITO

**Optional**
- Coinless
- 3rd 22" Monitor


CHANGE
GCA

** Built in USA

7250 South Tenaya Way Suite 100, Las V

Integrated Kiosk Solution JXC Jackpot Kiosk Automate jackpot payments Dual Work Stations for simultaneous Jackpot payouts Pay winnings on a ticket Decreased payment wait time for patrons Reduce employee time away from casino floor Reduce lines at the cage Enhances customer service Enhances cash efficiency of slot attendant Reduction of physical cash on gaming floor

Cashless Gaming Multiple benefits in dispensing gaming tickets vs. cash Increased coin-in, play and profit Reduce cash needed in kiosks Dynamically provide patrons’ with incentives Reduce bills in slots – precursor to a cashless slot floor

Cashless Drives GGR TableXchange 1. Patron withdraws funds via QuikTicket. Kiosk offers ATM, TITO, bill breaking and marketing 2 3 4 1 2. Tickets are redeemed at a table for chips, or inserted into a slot machine for credits 4. Patron moves to the next gaming position, another table, slot machine, or returns to a GCA integrated kiosk to redeem the ticket for cash, bypassing the casino cashier 3. Upon patron departure, the dealer can “color-up” the chips in exchange for a ticket

Leading Compliance and Efficiency Software Supplier to the Gaming Industry Increase efficiencies, reduce waste, enhance the bottom line, stay in compliance and protect you from fines Industry-leading cage, compliance, audit and document management solutions NEWave products deployed in more than 300 + U.S. casinos

Key Components Anti-money laundering software Kiosk add-ons for your existing system Auditing, including vault and non-casino areas Document storage Key Benefits Increase efficiencies Eliminate waste Protect the bottom line Protection for operation and personnel Seamless integration into your current GCA products

EveriTM Product Suite Straight-through payments Traditional and alternative payment options Reduces operator PCI burden Manages real money and social currencies Bridges disparate game and loyalty systems Safe and secure Increase revenue through player monetization Detailed analytics Fully customizable offer engines

[LOGO]

Additional Information

This communication is being made in respect of the proposed transaction involving Global Cash Access Holdings, Inc. (“GCA”) and Multimedia Games Holding Company, Inc. (“Multimedia Games”). The intention is that Multimedia Games will file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed transaction with GCA. Multimedia Games also intends to file with the SEC other documents regarding the proposed transaction. The definitive proxy statement will be sent or given to the shareholders of Multimedia Games and will contain important information about the proposed transaction and related matters. MULTIMEDIA GAMES’ SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Multimedia Games with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders of Multimedia Games will be able to obtain free copies of the proxy statement from Multimedia Games by contacting Investor Relations by mail at Attn: Investor Relations, Multimedia Games, 206 Wild Basin Road, Building B, Fourth Floor, Austin, TX 78746.

Participants in the Solicitation

GCA and Multimedia Games and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about GCA’s directors and executive officers is included in GCA’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 11, 2014 and the proxy statement for GCA’s 2014 annual meeting of stockholders, filed with the SEC on April 8, 2014. Information about Multimedia Games’ directors and executive officers is included in Multimedia Games’ Annual Report on Form 10-K for the fiscal year ended September 30, 2013 filed with the SEC on November 14, 2013 and in the proxy statement for Multimedia Games’ 2014 annual meeting of shareholders, filed with the SEC on January 10, 2014. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Throughout this document pertaining to the merger transaction between GCA and Multimedia Games, we make forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Although we believe the expectations reflected in any forward-looking statements are reasonable, they involve known and unknown risks and uncertainties, are not guarantees of future performance, and actual results, performance or achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements and any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, GCA or Multimedia Games or their respective businesses or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the shareholders of Multimedia Games to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of GCA and Multimedia Games to consummate the merger; (4)

risks that the proposed transaction disrupts the current plans and operations of GCA and/or Multimedia Games; (5) the ability of GCA and Multimedia Games to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by GCA to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in GCA’s and Multimedia Games’ most recent Annual Reports on Form 10-K, and GCA’s and Multimedia Games’ more recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. GCA and Multimedia Games can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, neither GCA nor Multimedia Games undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. GCA and Multimedia Games do not intend, and assume no obligation, to update any forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication.